UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 22, 2003

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                  0-18348                06-1209796
(State or other                   (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida                           33414
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4



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Item 5.   Other Events.

          BE Aerospace, Inc. issued the press release attached hereto on October 22, 2003. The sixth through eighth paragraphs, the first, second, third and fifth sentences of the ninth paragraph, and the tenth and twelfth paragraphs, appearing under the heading "Financial Results: Third Quarter," the thirteenth and fourteenth paragraphs, appearing under the heading "Nine-Month Results," the first and second sentences of the fifteenth paragraph and the third sentence of the sixteenth paragraph, appearing under the heading "Update on Consolidation Program," the eighteenth paragraph, appearing under the heading "Backlog," the fifth and sixth sentences of the twentieth paragraph and the twenty-first paragraph, appearing under the heading "Improved Liquidity," and the twenty-ninth paragraph of that press release as well as the three month and nine month financial statements and other financial information, excluding the financial information disclosed under "Reconciliation of Non-GAAP Financial Measures," appearing at the end of that press release, which appear as part of
Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          (a)   None
          (b)   None
          (c)   Exhibits.

          Exhibit No.        Description
          -----------        -----------
              99.1           Press Release, dated October 22, 2003.

Item 9.   Regulation FD Disclosure.

          The following information, which consists of the remainder of the press release appearing as Exhibit 99.1 not filed and incorporated herein by reference under Item 5, is furnished pursuant to Item 9, "Regulation FD Disclosure":

          The first through fifth paragraphs, fourth sentence of the ninth paragraph, eleventh paragraph, third sentence of the fifteenth paragraph, first and second sentences of the sixteenth paragraph, seventeenth paragraph, nineteenth paragraph, first through fourth sentences of the twentieth paragraph, twenty-second through twenty-eighth paragraphs and thirtieth paragraph as well as the financial information disclosed under "Reconciliation of Non-GAAP Financial Measures" appearing at the end of that press release, which appear as part of Exhibit 99.1, are not filed but are furnished pursuant to Reg FD.

Item 12.  Disclosure of Results and Operations and Financial Condition.

          The attached Exhibit 99.1 is also furnished in its entirety pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."


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


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BE AEROSPACE, INC.

                              By: /s/ Thomas P. McCaffrey
                              ---------------------------
                              Name:   Thomas P. McCaffrey
                              Title:  Corporate Senior Vice President of
                                      Administration and Chief Financial Officer



Date:  October 22, 2003


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


                                  EXHIBIT INDEX



Exhibit No.         Description of Exhibits
-----------         -----------------------
99.1                Press Release, dated October 22, 2003


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